UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 7, 2010

Date of Report (Date of earliest event reported)

ZYMOGENETICS, INC.

(Exact name of registrant as specified in its charter)

Washington	000-33489	91-1144498
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Eastlake Avenue East Seattle, Washington	98102-3702
(Address of principal executive offices)	(Zip Code)

(206) 442-6600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 7, 2010, ZymoGenetics, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Leerink Swann LLC and each of the underwriters named in Schedule A thereto (collectively, the “Underwriters”), related to a public offering of 14,000,000 shares of the Company’s common stock, no par value (the “Common Stock”). The price to the public is $6.00 per share, and the Underwriters have agreed to purchase the shares from the Company pursuant to the Underwriting Agreement at a price of $5.67 per share. Under the terms of the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase an additional 2,100,000 shares of Common Stock to cover overallotments, if any. The Underwriters’ obligations to purchase the shares is subject to the satisfaction of certain customary closing conditions, including receipt of legal opinions and approval of legal matters by their respective counsels. The Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Act”), or to contribute to the payments the Underwriters may be required to make in respect of these liabilities. Subject to certain exceptions, the Company, the Company’s officers and directors and certain of the Company’s significant shareholders have agreed not to sell or transfer any Common Stock held by them for 60 days after January 7, 2010 without first obtaining the written consent of Leerink Swann LLC.

The offering is being made pursuant to a shelf registration statement the Company filed with the Securities and Exchange Commission on November 25, 2008, which became effective on December 11, 2008 (File No. 333-155664) (the “Registration Statement”). The closing of the offering is expected to take place on January 12, 2010. A copy of the Underwriting Agreement is attached as Exhibit 1.1 and is incorporated herein by reference, and the foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit. A prospectus supplement relating to the offering has been filed with the Securities and Exchange Commission. A copy of the opinion of Fenwick & West LLP relating to the legality of the issuance and sale of the Common Stock in the offering is attached as Exhibit 5.1 hereto.

Item 7.01	Regulation FD Disclosure

The press release announcing the pricing of the public offering is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information presented under this Item 7.01 and attached as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including statements related to the sale by the Company of its securities. Words such as “believes”, “anticipates”, “plans”, “expects”, “intend”, “will”, “goal”, “potential” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to the Company’s ability to meet the closing conditions required for the consummation of the offering and other risks detailed in the Registration Statement covering the offering and in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2008 and periodic reports on Form 10-Q and current reports on Form 8-K. Do not place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement, and, except where required by law, the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date of this report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated as of January 7, 2010, between ZymoGenetics, Inc., Leerink Swann LLC and each of the Underwriters named therein

5.1	Opinion of Fenwick & West LLP

23.1	Consent of Fenwick & West LLP (included in Exhibit 5.1)

99.1	ZymoGenetics, Inc. press release, dated January 7, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZYMOGENETICS, INC.

	By:	/s/ A. DEMAREST ALLEN
Date: January 7, 2010		A. Demarest Allen Vice President, Law and Compliance

EXHIBIT INDEX

Number	Description

1.1	Underwriting Agreement, dated as of January 7, 2010, between ZymoGenetics, Inc., Leerink Swann LLC and each of the Underwriters named therein

5.1	Opinion of Fenwick & West LLP

23.1	Consent of Fenwick & West LLP (included in Exhibit 5.1)

99.1	ZymoGenetics, Inc. press release, dated January 7, 2010